                                   EXHIBIT 4.1

              CERTIFICATE OF PROFESSIONAL VETERINARY PRODUCTS, LTD.


         The front of the certificate has a green boarder and a drawing of an eagle located at the top center.

TEXT ON FRONT OF CERTIFICATE:


       Certificate No. _____                                         Shares 1

              Incorporated under the laws of the State of Missouri

                     PROFESSIONAL VETERINARY PRODUCTS, LTD.

          Authorized Capital Stock 30,000 Common Stock $1.00 Par Value

         This certifies that _______________________ is the owner of one fully paid and non-assessable share of the capital stock of Professional Veterinary Products, Ltd., transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation this ____ day of _____, A.D. , 19___.



-----------------------------                     ----------------------------
Dr. Timothy Trayer, Secretary                     Dr. Lionel Reilly, President

TEXT ON BACK OF CERTIFICATE:
----------------------------

Certificate No.____ for 1 share.
This stock is not registered with the
Securities Exchange Commission.

         Dated _______________, 19___.

Issued to      _________________________________
               _________________________________
               _________________________________
               _________________________________

Received this Certificate _____________, 19___

               _________________________________

Surrendered this Certificate___________, 19___

               _________________________________



If not an original issue show details of transfer below.


TRANSFERRED FROM   ORIGINAL CERTIFICATE   NO. OF ORIG'L SHARES  NO. OF SH'RS TRANSF'D
-------------------------------------------------------------------------------------
                   NO.            DATE
                   -------------------

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If this certificate is surrendered for transfer show details.

NEW CERTIFICATE ISSUED TO   NO. OF NEW CERTIFICATE   NO. OF SHARES TRANSFERRED
------------------------------------------------------------------------------

______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
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